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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                     September 27, 2004 (September 21, 2004)

                         AMERICAN TECHNOLOGY CORPORATION
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                                       87-0361799
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(State or Other Jurisdiction of                (IRS Employer Identification No.)
         Incorporation)

                                     0-24248
                                     -------
                            (Commission File Number)

13114 Evening Creek Drive South, San Diego, California             92128
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       (Address of Principal Executive Offices)                  (Zip Code)

                                 (858) 679-2114
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

In accordance with NASDAQ Marketplace Rule 4350, as amended, American Technology Corporation, (the "Company"), granted inducement stock options to certain of its employees on September 21, 2004.

These options were granted without stockholder approval pursuant to NASDAQ Marketplace Rule 4350(i)(1)(A)(iv) under the following terms: A aggregate of 47,000 non-qualified stock options were granted to five non-executive employees, with an exercise price equal to the fair market value on the grant date, five year term and vesting of 25% on the first anniversary of the grant date and then equal vesting each quarter thereafter for the next 12 quarters, subject to continued employment and other conditions. The form of Inducement Stock Option Grant Notice and Agreement is attached as Exhibit 4.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         4.1      Form of Inducement Stock Option Grant Notice and Agreement



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         AMERICAN TECHNOLOGY CORPORATION


Date: September 27, 2004                    By: /s/ MICHAEL A. RUSSELL
                                                --------------------------------
                                                Michael A. Russell
                                                Chief Financial Officer




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